UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 20, 2013

MGM Resorts International

(Exact name of registrant as specified in its charter)

Delaware	001-10362	88-0215232
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3600 Las Vegas Boulevard South, Las Vegas, Nevada	89109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 693-7120

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) Amendments to Bylaws

On August 20, 2013, the Board of Directors (the “Board of Directors”) of MGM Resorts International (the “Company”) approved an amendment to, and restatement of, the Company’s Amended and Restated Bylaws, effective as of such date, to add an exclusive forum bylaw. Specifically, new Article IX, Section 6 provides that, unless the Board of Directors consents to the selection of an alternative forum, the Court of Chancery of the State of Delaware will be the sole and exclusive forum for each of the following: (i) any derivative action or proceeding brought on behalf of the corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director or officer or other employee of the corporation to the corporation or the corporation’s stockholders, (iii) any action arising pursuant to any provision of the Delaware General Corporation Law, and (iv) any action asserting a claim governed by the internal affairs doctrine.

The amended bylaws also reflect certain updates, including, among other matters, the following updates:

•

Amend Article I, Sections 2 and 9 to eliminate the reference to “writing” and “written” to clarify that stockholders may submit proxies through means other than writing, including over the Internet or by telephone, and to clarify that notice of stockholder meetings by electronic transmission is permitted.

•

Add Article I, Section 14 to clarify rules, regulations and procedures for the conduct of stockholder meetings, including the power of the Chairman of the meeting to declare that a matter is not properly brought before the meeting and to convene, recess and/or adjourn meetings of stockholders.

•

Amend Article VIII, Section 1 to include an election by the Company to be governed by Delaware General Corporation Law Section 141(c)(2) which permits the Board of Directors to delegate additional power and authority to committees.

The foregoing description of the amendment to the Company’s Amended and Restated Bylaws is qualified in its entirety by the full text of the Amended and Restated Bylaws filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of MGM Resorts International, effective August 20, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 23, 2013

MGM Resorts International

By:	/s/ Andrew Hagopian III
Name: Andrew Hagopian III
Title: Vice President, Deputy General Counsel & Assistant Corporate Secretary

Exhibit Index

Exhibit No.	Description of Exhibit

3.1	Amended and Restated Bylaws of MGM Resorts International, effective August 20, 2013.